Reduction in Value of Assets	12 Months Ended
Dec. 31, 2010
Reduction In Value of Assets [Abstract]
Reduction in Value of Assets
(3)	Reduction in Value of Assets
During the fourth quarter of 2010, the Company wrote off liftboat components, primarily related to the two partially completed 265-foot class liftboats, totaling $32.0 million. After a detailed evaluation, the Company concluded in December that it was impractical to complete these vessels. As such, the carrying value of these assets was reduced to their respective net realizable values. These remaining components will be utilized as spares for our existing fleet.
In accordance with authoritative guidance on property, plant and equipment, long-lived assets, such as property, plant and equipment and purchased intangibles subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of assets to be held and used is assessed by a comparison of the carrying amount of such assets to their fair value calculated, in part, by the estimated undiscounted future cash flows expected to be generated by the assets. Cash flow estimates are based upon, among other things, historical results adjusted to reflect the best estimate of future market rates, utilization levels, and operating performance. Estimates of cash flows may differ from actual cash flows due to, among other things, changes in economic conditions or changes in an asset’s operating performance. The Company’s assets are grouped by subsidiary or division for the impairment testing, except for liftboats, which are grouped together by leg length. These groupings represent the lowest level of identifiable cash flows. If the assets’fair value is less than the carrying amount of those items, impairment losses are recorded in the amount by which the carrying amount of such assets exceeds the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less estimated costs to sell. The net carrying value of assets not fully recoverable is reduced to fair value. The estimate of fair value represents the Company’s best estimate based on industry trends and reference to market transactions and is subject to variability. The oil and gas industry is cyclical and these estimates of the period over which future cash flows will be generated, as well as the predictability of these cash flows, can have a significant impact on the carrying values of these assets and, in periods of prolonged down cycles, may result in impairment charges. During the second quarter of 2009, the Company recorded approximately $92.7 million of expense in connection with intangible assets within the subsea and well enhancement segment. This reduction in value of intangible assets was primarily due to the decline in demand for services in the domestic land market area. During the fourth quarter of 2009, the domestic land market remained depressed and the forecast of this market did not suggest a timely recovery sufficient to support the carrying values of these assets. As such, the Company recorded approximately $119.8 million of expense related to tangible assets (property, plant and equipment) within the same segment.
In accordance with authoritative guidance on intangible assets, goodwill and other intangible assets with indefinite lives will not be amortized, but instead tested for impairment annually as of December 31 or on an interim basis if events or circumstances indicate that the fair value of the asset has decreased below its carrying value. In order to estimate the fair value of the reporting units (which is consistent with the reported business segments), the Company used a weighting of the discounted cash flow method and the public company guideline method of determining fair value of each reporting unit. The Company weighted the discounted cash flow method 80% and the public company guideline method 20% due to differences between the Company’s reporting units and the peer companies’ size, profitability and diversity of operations. In order to validate the reasonableness of the estimated fair values obtained for the reporting units, a reconciliation of fair value to market capitalization was performed for each unit on a standalone basis. A control premium, derived from market transaction data, was used in this reconciliation to ensure that fair values were reasonably stated in conjunction with the Company’s capitalization. These fair value estimates were then compared to the carrying value of the reporting units. As the fair value of the reporting unit exceeded the carrying amount, no impairment loss was recognized during the years ended December 31, 2010, 2009 and 2008. A significant amount of judgment was involved in performing these evaluations since the results are based on estimated future events.